UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 30, 2009
(July 24, 2009)

Commission	Name of Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐      Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Patrick T. Ortiz, Senior Vice President, General Counsel and Secretary of PNM Resources, Inc. (the “Company”), and a named executive officer, notified the Company on July 24, 2009, of his intention to retire and resign his employment with the Company and enter the private practice of law effective January 1, 2010, for family and other personal reasons.

The Company’s Board of Directors has authorized the Company to enter into a legal services retainer agreement (“Retainer”) with Mr. Ortiz, effective January 1, 2010, which would pay $20,000 per month to Mr. Ortiz for twelve months and would pay Mr. Ortiz an additional $275 per hour for every hour worked beyond 1,200 hours during the twelve month period.  The Board expressed its belief that it would be in the best interest of the Company to enter into the Retainer with Mr. Ortiz, so that the Company would continue to have Mr. Ortiz’ legal advice, counsel and representation on regulatory and other matters available to it.  The Retainer was executed by both parties on July 28, 2009.  A copy of the Retainer is filed herewith as Exhibit 10.1.

In addition the Company has entered into an Executive Transition Agreement (“Transition Agreement”) with Mr. Ortiz, which contains the terms for transition to a successor general counsel.  The Transition Agreement provides for continued employment of Mr. Ortiz through December 31, 2009, with Mr. Ortiz’ title during that period to depend on the timing of the Company’s hiring of a successor general counsel.

Mr. Ortiz will be eligible to receive the retirement benefits described in the Company’s Proxy Statement dated April 8, 2009 (“Proxy Statement”), in connection with the Company’s Annual Meeting of Shareholders on May 19, 2009.  The Transition Agreement clarifies how Mr. Ortiz’ Supplemental Employee Retirement Agreement, which is described in the Proxy Statement, will be affected by Mr. Ortiz’ retirement and resignation and the Retainer.  The Transition Agreement contains certain other customary terms and conditions.  A copy of the Transition Agreement is filed herewith as Exhibit 10.2.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number	Description
10.1	Retainer Agreement between the Company and Patrick T. Ortiz, dated July 28, 2009.
10.2	Executive Transition Agreement between the Company and Patrick T. Ortiz, dated July 28, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: July 30, 2009	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)